UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 26, 2007

CHANNELL COMMERCIAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-28582	95-2453261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26040 Ynez Road, Temecula, California	92591
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 719-2600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On June 26, 2007, Channell Commercial Corporation (the “Company”), entered into a Seventh Amendment to Loan and Security Agreement (the “Seventh Amendment”), dated as of June 26, 2007, by and among the Company, Channell Commercial Canada Inc., Channell Limited, Channell Commercial Europe Limited (collectively, the “Borrowers”), Bank of America, N.A. (as assignee of Banc of America Leasing and Capital, LLC, successor-in-interest to Fleet Capital Corporation), as administrative agent under the Loan Agreement, as defined below (the “Administrative Agent”), BABC Global Finance Inc. (as assignee of Fleet Capital Global Finance, Inc., as assignee of Fleet Capital Canada Corporation), as Canadian Agent under the Loan Agreement (the “Canadian Agent”), Bank of America, N.A. (as successor-in-interest to Fleet National Bank, London U.K. Branch), as UK Agent under the Loan Agreement (the “UK Agent”), and the lenders party to the Loan Agreement.

The Seventh Amendment, among other things (i) extended the term of the  Loan Agreement, dated as of September 25, 2002, among the Company, the other Borrowers, the Administrative Agent, the Canadian Agent, the UK Agent and the lenders party thereto, as amended (the “Loan Agreement”), from June 30, 2007 to July 30, 2007, (ii) reduced the required aggregate availability under the revolving credit facility under the Loan Agreement from $1,500,000 to $1,000,000 and (iii) permitted an increase in and extension of the maturity of the intercompany loans made by the Company to Bushmans Group Pty Limited, one of its subsidiaries.  The foregoing description of the Seventh Amendment is qualified in its entirety by the terms of the Seventh Amendment, which is filed hereto as Exhibit 10.1 and incorporated herein by this reference.

Item 9.01.              Financial Statements and Exhibits.

                (d)           Exhibits

Exhibit No.	Description
Exhibit 10.1

Seventh Amendment to Loan and Security Agreement, dated as of June 26, 2007, by and among Channell Commercial Corporation, Channell Commercial Canada Inc., Channell Limited, Channell Commercial Europe Limited, Bank of America, N.A. (as assignee of Banc of America Leasing and Capital, LLC, successor-in-interest to Fleet Capital Corporation), as administrative agent, BABC Global Finance Inc. (as assignee of Fleet Capital Global Finance, Inc., as assignee of Fleet Capital Canada Corporation), as Canadian agent, Bank of America, N.A. (as successor-in-interest to Fleet National Bank, London U.K. Branch), as UK agent, and the lenders party to the Loan and Security Agreement dated as of September 25, 2002 (as amended)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELL COMMERCIAL CORPORATION
(Registrant)

Date: June 29, 2007

/s/ Patrick E. McCready
Patrick E. McCready
Chief Financial Officer
(Duly authorized officer of the Registrant)